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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K
                              _____________________


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Commission File No.: 33-14987-A


                        Date of Report: October 17, 2005



                                CRSI GROUP, INC.
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             (Exact name of registrant as specified in its charter)


Florida                                                               65-0023471
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(State of other jurisdiction of                                    (IRS Employer
incorporation or organization                                Identification No.)


826 Broadway, 9th Floor, New York, NY                                     10003
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 505-0282
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               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02    Departure of Directors

         On October 17, 2005 Theodore F. diStefano resigned from his position as a member of the Board of Directors of CRSI Group. Frank A. Corvino and Peter Gerald Malone have also resigned from their positions on the Board.

         The Board of Directors of CRSI Group now consists of Jeremy P. Feakins, Ytzik Aranov and Michael John Mills.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



October 21, 2005                            CRSI GROUP, INC.



                                            By: /s/ Jeremy P. Feakins.
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                                                Jeremy P. Feakins, President